SecureDesigns Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated November 15, 2005,
To Prospectus Dated May 1, 2005

The minimum and maximum total annual underlying fund operating expense table in the "Expense Table" Section of the Prospectus is updated by replacing it with the following:

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses[1]	0.65%	2.78%[2]
  Expenses deducted from Underlying Fund assets include management fees, distribution fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses.

  The total annual operating expenses for the most recent fiscal year were less than the amount shown because of reimbursement of expenses by the Fund's Investment Manager. The Investment Manager reimburses expenses in order to keep the Fund's total operating expenses at or below a specific level. The Investment Manager may eliminate all or part of the reimbursement at any time. With the fee reimbursement, the actual total annual fund operating expenses for the year ended December 31, 2004 was 2.57%.

The "Example" Section of the Prospectus is updated by replacing the table with the table below:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,161	$2,127	$2,998	$5,243
If you do not surrender or you annuitize your Contract	532	1,591	2,643	5,243

Please Retain This Supplement For Future Reference